EXHIBIT 32.2

DAKTRONICS, INC.
CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report on Form 10-Q of Daktronics, Inc. and subsidiaries (the “Company”) for the quarterly period ending August 2, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William R. Retterath, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

(1)    The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)     The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

By:	/s/ William R. Retterath
William R. Retterath, Chief Financial Officer
August 29, 2003

* A signed original of this written statement has been provided to the Company and will be retained by the Company and furnished to the Securities and Exchange Commission or its staff upon request.